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                                  EXHIBIT 10.32

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 2nd day of July, 2002, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A. (in its individual capacity, the "Bank") with an office at 55 South Lake Avenue Suite 900, Pasadena, California 91101, as Administrative Agent for the Lenders (in its capacity as Administrative Agent, the "Administrative Agent"), General Electric Capital Corporation (in its individual capacity, "GE Capital") with an office at 350 South Beverly Drive Suite 200, Beverly Hills, California 90212, as documentation agent for the Lenders (in its capacity as documentation agent, the "Documentation Agent"), and Good Guys California, Inc. (formerly known as The Good Guys - California, Inc.), a California corporation, with offices at 1600 Harbor Bay Parkway, Alameda, California 94502 (the "Borrower"), with respect to that certain Loan and Security Agreement, dated as of September 30,1999 among the parties hereto, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 16, 2001, by those certain letter amendments dated as of March 27, 2002, and May 15, 2002, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of May 22, 2001 (collectively, the "Loan Agreement"), and with reference to the following facts:

                                    RECITALS

         A. Pursuant to the Loan Agreement, Lenders agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined in this Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Loan Agreement, and (ii) references to sections shall refer to sections of the Loan Agreement.

         B. Borrower has requested certain changes to the EBITDA covenants contained in the Loan Agreement, as provided herein.

         C. Lenders have agreed to make such changes to the Loan Agreement on the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

                                    AGREEMENT

         1. INCORPORATION OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Except as expressly modified under this Amendment, all of the terms and conditions set forth in the Loan Agreement and the other Loan Documents are incorporated herein by this reference,

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and the obligations of Borrower under the Loan Agreement and the other Loan
Documents are hereby acknowledged, confirmed and ratified by Borrower.

         2. DEFINITIONS. Unless otherwise defined in this Amendment, capitalized terms used herein have the meanings given to them in the Loan Agreement. Unless otherwise indicated, all references to sections, schedules, or exhibits shall mean sections, schedules, or exhibits of or to the Loan Agreement.

         3. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement shall be amended as follows:

                  3.1 NEW DEFINITIONS. New definitions are hereby added in appropriate alphabetical order to read as follows:

                  "Third Amendment" shall mean the Third Amendment to Loan and Security Agreement dated as of July 2, 2002.

                  "Third Amendment Closing Date" shall mean the date of the effectiveness of the Third Amendment, as provided in paragraph 6 of the Third Amendment.

                  3.2 MINIMUM EBITDA COVENANT. Effective as of June 25, 2002, Section 9.30(a) is hereby deleted and the following is substituted therefor:

                  "(a) Except as provided in Section 9.30(b), Borrower shall have EBITDA at the end of each calendar month or each fiscal quarter, as applicable, measured cumulatively for the period of twelve prior calendar months through and including such calendar month or fiscal quarter, of not less than the following:

CALENDAR MONTH ENDING                        EBITDA
---------------------                        ------
April 30, 2002                            ($ 3,000,000)

May 31, 2002                              ($   400,000)

June 30, 2002                             ($   180,000)

July 31, 2002                              $   890,000

August 31, 2002                            $ 1,930,000

September 30, 2002                         $ 2,840,000

October 31, 2002                           $ 3,460,000

November 30, 2002                          $ 4,470,000

December 31, 2002                          $ 8,420,000

January 31, 2003                           $10,260,000

February 28, 2003                          $14,370,000"

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         4.       ACKNOWLEDGMENTS.

                  4.1 ACKNOWLEDGMENT OF OBLIGATIONS. Borrower hereby acknowledges, confirms and agrees that as of the close of business on June 28, 2002, Borrower was indebted to Lenders in respect of the Revolving Loans in the approximate principal amount of $47,532,594. The Revolving Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrower to Lenders, are unconditionally owing by Borrower to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

                  4.2 ACKNOWLEDGMENT OF SECURITY INTERESTS. Borrower hereby acknowledges, confirms and agrees that Co-Agents and Lenders have and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Lenders pursuant to the Loan Documents or otherwise granted to or held by Co-Agents and Lenders, subject only to Permitted Liens.

                  4.3 BINDING EFFECT OF DOCUMENTS. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Documentation Agent by Borrower, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in such documents and in this Amendment constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, and (c) Co-Agents and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

         5. COMMERCIAL TORT CLAIMS. Borrower represents that, as of the Third Amendment Closing Date, it does not have any Commercial Tort Claims.

         6. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the following conditions:

                           (a)      Documentation Agent shall have received
copies of this Amendment that bear the signatures of Borrower, GE Capital and Bank; and

                           (b)      Documentation Agent shall have received a
copy of the accompanying Acknowledgment executed by Parent.

         7. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, (b) Borrower has previously advised Co-Agents in writing as contemplated under the Loan Agreement, or (c) amended by this Amendment, are true and correct in all material respects as of the date hereof. All representations and warranties contained in the Loan Agreement which expressly

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applied to the Closing Date, as amended in part by Section 7 of the Second
Amendment, remain true and correct in all material respects as of the Third Amendment Closing Date. The Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

         8. ENTIRE AGREEMENT. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

         9.       MISCELLANEOUS.

                  9.1 COUNTERPARTS. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any Person delivering this Amendment by facsimile shall send the original manually executed counterpart of this Amendment to Documentation Agent promptly after such facsimile transmission.

                  9.2 HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                  9.3 RECITALS. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                  9.4 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                  9.5 NO WAIVER. Except as specifically set forth in paragraph 3 of this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Administrative Agent, Documentation Agent or any Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  9.6 CONFLICT OF TERMS. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

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                  IN WITNESS WHEREOF, the parties have entered into this
Amendment on the date first above written.

                                           "Borrower"
                                           GOOD GUYS CALIFORNIA, INC.

                                           By /s/ Peter G. Hanelt
                                              -------------------
                                                    Peter G. Hanelt
                                                    Chief Operating Officer

                                           "Administrative Agent"
                                           BANK OF AMERICA, N.A.,
                                           as the Administrative Agent

                                           By /s/ John C. McNamara
                                              --------------------
                                                    John C. McNamara
                                                    Vice President

                                           "Documentation Agent"
                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as the Documentation Agent

                                           By /s/ Todd Gronski
                                              -----------------
                                                    Todd Gronski
                                                    Duly Authorized Signatory

                                           "Lenders"
                                           BANK OF AMERICA, N.A., as a Lender

                                           By /s/ John C. McNamara
                                              ---------------------
                                                    John C. McNamara
                                                    Vice President

                                           GENERAL ELECTRIC CAPITAL CORPORATION,
                                           as a Lender

                                           By /s/ Todd Gronski
                                              -----------------
                                                    Todd Gronski
                                                    Duly Authorized Signatory

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                                 ACKNOWLEDGMENT

         Parent hereby acknowledges that it has received and reviewed a copy of the Third Amendment. Parent hereby reaffirms each and every one of its obligations under the Parent Guaranty. Without limiting the generality of the foregoing, Parent agrees and acknowledges that the Parent Guaranty applies with full force and effect to the Loan Agreement as amended by the Third Amendment and as previously amended.

                                            "Parent"

                                            GOOD GUYS, INC.

                                           By /s/ Peter G. Hanelt
                                              --------------------
                                                     Peter G. Hanelt
                                                     Chief Operating Officer

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